Financial Instruments and Risk Management (Tables)	12 Months Ended
Dec. 31, 2017
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Summary of Net Liabilities in Relation to its Equity

This table shows comparisons of the Company’s net liabilities and its Equity on December 31, 2017 and 2016:

	2017	2016
Total liabilities	27,910	29,102
(–) Cash and cash equivalents	(1,030)	(995)
(–) Restricted cash	(106)	(367)

Net liabilities	26,774	27,740

Total equity	14,330	12,934

Net liabilities / equity	1.87	2.14